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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported) November 13, 2003


                               LECROY CORPORATION
             (Exact name of registrant as specified in its charter)





       DELAWARE                        0-26634                  13-2507777
 (State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation or organization)     File Number)          Identification No.)


       700 CHESTNUT RIDGE ROAD
      CHESTNUT RIDGE, NEW YORK                                  10977
(Address of principal executive offices)                     (Zip Code)


                                 (845) 425-2000
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS

LeCroy Corporation Secures $25 Million Bank Credit Facility

     On November 13, 2003, LeCroy Corporation (the "Company") amended its existing credit agreement with The Bank of New York. The amendment, among other things, increases the Company's revolving line of credit from $15 million to $25 million and extends its maturity date to November 30, 2006. A copy of this amendment is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. A copy of the related press release is also being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

Exhibit No.       Description

99.1              Amendment Number 2 to Credit Agreement

99.2              LeCroy Corporation press release dated November 20, 2003



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LECROY CORPORATION


Date:  November 24, 2003
                                    /s/ Scott D. Kantor
                                    Scott D. Kantor
                                    Vice President and Chief Financial Officer,
                                    Secretary and Treasurer


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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Amendment Number 2 to Credit Agreement

99.2              LeCroy Corporation press release dated November 20, 2003